                                                                  Exhibit 10.34

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT, made as of this 16th day of April, 1996 (the "Amendment"), by and among WESTERN WIRELESS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, the "Lenders"), The Toronto-Dominion Bank, Barclays Bank PLC, and Morgan Guaranty Trust Company of New York, as managing agents (collectively, the "Managing Agents"), Chemical Bank, CIBC Inc., Fleet National Bank, Internationale Nederlanden (U.S.) Capital Corporation, PNC Bank, National Association, and Societe Generale as agents (collectively, the "Agents"), Union Bank, CoreStates Bank, N.A., Bank of Hawaii, Pearl Street L.P., Credit Lyonnais Cayman Island Branch, and NTFC Capital Corporation, as co-agents (collectively the "Co- Agents"), BZW, as documentation agent (the "Documentation Agent"), J.P. Morgan Securities Inc., as syndication agent (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent, and the Lenders are parties to that certain Loan Agreement dated as of June 30, 1995, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 1996, (the "Loan Agreement"); and

         WHEREAS, the Borrower has requested the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders to agree to amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1. Amendment to Definition of "Allowable Cellular System". The definition of "Allowable Cellular System" is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "'Allowable Cellular System' shall mean any Cellular System or any PCS System (i) the geographical boundaries for any portion of which are contiguous to or within 50 miles from the geographical boundaries of (A) a Cellular System owned by the Borrower or any Subsidiary of the Borrower or (B) a PCS System owned by the Borrower or any of its Subsidiaries, (ii) which is located in whole or in substantial part within any state in which is located
         (A) a Cellular System owned by the Borrower or any Subsidiary of the Borrower, or (B) a PCS System owned by the Borrower or any of its Subsidiaries, (iii) which is otherwise located in the Designated Target Area, or (iv) described on Schedule 1 attached hereto. In addition, "Allowable Cellular System" shall include any Cellular System or PCS System acquired by the Borrower or any of its Restricted Subsidiaries as part of a single transaction, or a series of related transactions, in which the Borrower or any of its Restricted Subsidiaries acquires an 'Allowable Cellular System,' as defined in the immediately preceding sentence, provided that the fair market value of the latter Cellular System or PCS System equals or exceeds the fair market value of the former."

         2. Amendment to Definition of "Maturity Date". The definition of "Maturity Date" is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "'Maturity Date' shall mean the earlier of (a) December 31, 2004, or (b) such earlier date on which the payment of all outstanding Obligations shall be due (whether by acceleration or otherwise)."

         3. Amendment of Definition of "Subordinated Debt". The definition of "Subordinated Debt" is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "'Subordinated Debt' shall mean (a) any Seller Subordinated Debt, and (b) up to $200,000,000 in gross proceeds (excluding fees or underwriter discounts, but including additions to principal resulting from in-kind payments, or deferrals, of interest) from the issuance of other subordinated Indebtedness for Money Borrowed of the Borrower, subject to the following: (i) the Borrower shall demonstrate pro forma compliance with all financial covenants contained herein both before and after the incurrence of such subordinated Indebtedness for Money Borrowed; (ii) there shall be no repayment of the principal amount of such subordinated Indebtedness for Money Borrowed until at least one year and one day after the Maturity Date; (iii) the final maturity of such subordinated Indebtedness for Money Borrowed must be at least one year and one day after the Maturity Date; (iv) such subordinated Indebtedness for Money Borrowed shall contain no covenants or provisions more restrictive on the Borrower and its Subsidiaries than those contained herein; and (v) the terms of subordination shall be as set forth in the Subordination Agreement or otherwise reasonably acceptable to the Majority Lenders. The amount of Subordinated Debt permitted under clause (b) of the first sentence of this definition may be increased above $200,000,000 on a dollar-for-dollar basis with additional equity raised by the Borrower or any of its Restricted Subsidiaries."

         4. Amendment of Definition of "Vendor Debt". The definition of "Vendor Debt" is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "'Vendor Debt' shall mean, collectively, the Indebtedness for Money Borrowed incurred (a) by VH1 under the Vendor Loan Agreement, and
         (b) by VH2 under a loan agreement in form and substance acceptable to the Majority Lenders and subject to such intercreditor agreement or subordination agreement as may be required by the Majority Lenders."

         5. Amendment of Definition of "Vendor Holdco". The definition of "Vendor Holdco" is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "'Vendor Holdco' shall mean, collectively, (a) Western PCS II Corporation, a Delaware corporation ("VH1"), which is an Unrestricted Subsidiary of the Borrower, and a direct, wholly-owned Subsidiary of WPCS, and (b) if the Borrower so elects, a second Unrestricted Subsidiary of the Borrower, to be irrevocably designated in writing by the Borrower ("VH2"). VH1 is the direct owner of the MTA Licenses and PCS Systems for Salt Lake City, Honolulu, and El Paso. If so organized, VH2 will be the direct owner of the MTA License for Denver, Colorado to be acquired from GTE Mobilnet Incorporated. If VH2 is not so organized, VH1 will be the direct owner of the MTA License for Denver, Colorado to be acquired from GTE Mobilnet Incorporated. 'Vendor Holdco' shall mean VH1 and, if VH2 is so organized, VH1 and VH2, collectively, together with any Subsidiary formed by either of them as permitted under Section 7.16(c) hereof."

         6. Amendment to Section 2.4. Section 2.4, Repayment, is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "Section 2.4 Repayment. Commencing March 31, 2000 and at the end of each calendar quarter thereafter, the outstanding principal balance of the Loans as of the Conversion Date shall be repaid as set forth below:

                                                                                    Annual Percentage
                                              Percentage of                         of Loans
                                              Loans Outstanding                     Outstanding as of
                                              as of the                             the Conversion Date
                                              Conversion Date to                    to be Reduced Each
                                              be Reduced Each                       Four-Quarter Period
Quarters Ending                               Quarter                               Ending December 31
- ---------------                               -------                               ------------------
March 31, 2000 through                             1.75%                                 7.00%
and including December
31, 2000

March 31, 2001                                     3.25%                                 13.00%
through and including
December 31, 2001

March 31, 2002                                     5.00%                                 20.00%
through and including
December 31, 2002

March 31, 2003                                     7.50%                                 30.00%
through and including
December 31, 2003

March 31, 2004                                     7.50%                                 30.00%
through and including
December 31, 2004

         Any unpaid principal and interest of the Loans and any other outstanding Obligations shall be due and payable in full on the Maturity Date."

         7. Amendment to Section 2.8(a). Section 2.8(a) is hereby amended by the deletion of the date "March 31, 1999" appearing in the second line thereof and by substituting the date "March 31, 2000" therefor.

         8. Amendment to Sections 7.6(c) and 7.6(d). Sections 7.6(c) and 7.6(d) are hereby deleted in their entireties and the following substituted in lieu thereof:

                  "(c)     Investments in PCS Systems.

                  (i) The Borrower may make Investments in WPCS and its Subsidiaries for the purpose of building and operating the PCS Systems owned by Bank Holdco and Vendor Holdco in an aggregate amount not to exceed:

                  (y) prior to the satisfaction of the conditions set forth in subsection (ii) of this Section 7.6(c), the sum of (I) $100,000,000, plus (II) the net proceeds (less $144,000,000)
                  of any equity or Subordinated Debt issued by the Borrower after June 1, 1995, and

                  (z) after all of the conditions of subsection (ii) of this
                  Section 7.6(c) have been satisfied, the sum of (I) $425,000,000, plus (II) the net proceeds (less $144,000,000)
                  of any equity issued by the Borrower after June 1, 1995;

provided, that WPCS may not contribute to Vendor Holdco and its Subsidiaries in the form of equity or debt in excess at any time of fifty percent (50%) of all amounts contributed to WPCS by the Borrower.

                  (ii) Except for the initial $100,000,000 of Permitted Investment in WPCS and its Subsidiaries plus the net proceeds (less $144,000,000) of any equity and Subordinated Debt issued by the Borrower after June 1, 1995, the Investments otherwise permitted under this Section 7.6(c) may not be made unless:

                           (A) the FCC shall have issued the PCS Licenses to Vendor Holdco and Bank Holdco pursuant to a final order; and

                           (B) Section 5.13 of this Agreement has been complied with in respect of Subsidiaries of Bank Holdco.

In addition, no Investment may be made in Vendor Holdco in excess of the sum of $100,000,000 plus the net proceeds of any equity or Subordinated Debt issued by the Borrower, unless Vendor Holdco shall have received a commitment for up to an additional $200,000,000 in additional Vendor Debt.

                  (d)      Investments in other Unrestricted Subsidiaries.

                  (i) The Borrower and its Restricted Subsidiaries may (in addition to any Investments or Acquisitions otherwise permitted under this Section 7.6) make Investments in an amount not to exceed in the aggregate $60,000,000, plus the net proceeds (less $144,000,000) of any equity issued by the Borrower since June 1, 1995 (A) in Unrestricted Subsidiaries (other than Vendor Holdco), in ventures which are engaged primarily in the business of wireless communications outside the United States and in PCS Systems and (B) in Vendor Holdco for the sole purpose of permitting Vendor Holdco to acquire the Denver MTA license from GTE Mobilnet Incorporated for a price of not more than $66 million.

                  (ii) No Investment otherwise permitted under this Section 7.6(d) may be consummated unless:

                           (A) the Borrower shall have demonstrated through revised projections assuming the consummation of the Investment its pro forma compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereof, after giving effect to the Advance of the Loans used for such Investment, and shall have certified to the Administrative Agent and the Lenders that such Investment shall not have a Materially Adverse Effect; and

                           (B) with respect to any Investment of more than $10,000,000, the Borrower shall provide the Administrative Agent and the Lenders with notice, not less than ten (10) days prior to the proposed closing of the Investment, and with copies of all material information pertaining to such Investment, and a certificate signed by the chief financial officer of the Borrower certifying the Borrower's pro forma compliance with the covenants listed in item (A) of this subsection, together with any calculations necessary to demonstrate such compliance."

         9. Amendment to Section 7.6(e)(ii). Section 7.6(e)(ii) is hereby deleted in its entirety and the following substituted in lieu thereof:

         "        (ii) the aggregate amount of all such Investments during the term of this Agreement shall be limited to the sum of $450,000,000, plus the net proceeds (less $144,000,000) of any equity issued by the Borrower since June 1, 1995."

         10. Amendment to Section 7.7(b). Section 7.7(b) is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(b) The Borrower may make current payments of interest and principal on the Seller Subordinated Debt and scheduled payments of interest on its Subordinated Debt."

         11. Amendment to Section 7.8. Section 7.8, Ratio of Operating Cash Flow to Cash Interest Expense, is hereby amended by the deletion of the table set forth therein in its entirety with the following substituted in lieu thereof:

                      "Period                                                                Ratio
                      -------                                                                -----
              June 30, 1996                                                                  1.00:1

              September 30, 1996                                                             1.10:1

              December 31, 1996 through March 31, 1997                                       1.20:1

              June 30, 1997 through March 31, 1998                                           1.30:1

              June 30, 1998 through March 31, 1999                                           1.50:1

              June 30, 1999 and thereafter                                                   2.00:1"

         12. Amendment to Section 7.10. Section 7.10, Leverage Ratios, is hereby amended by the deletion of the table set forth therein (as well as the following proviso) in its entirety with the following substituted in lieu thereof:

                                                               A                                      B
                  "Period                                    Ratio                                  Ratio
                  -------                                    -----                                  -----
Agreement Date through                                      10.0:1                                 10.0:1
June 30, 1997

September 30, 1997                                           9.0:1                                 10.0:1
through and including
March 31, 1998

June 30, 1998                                                8.0:1                                 10.0:1

September 30, 1998                                           7.5:1                                 9.5:1
through and including
March 31, 1999

June 30, 1999                                                7.0:1                                 9.0:1

September 30, 1999                                           6.5:1                                 8.5:1
through December 31,
1999

March 31, 2000 through                                       6.0:1                                 8.0:1
June 30, 2000

September 30, 2000                                           5.5:1                                 7.5:1
through December 31,
2000

March 31, 2001 through                                       5.0:1                                 7.0:1
December 31, 2001

March 31, 2002 and                                           5.0:1                                 6.5:1"
Thereafter

         13. Amendment to Section 7.11. Section 7.11, Annualized Operating Cash Flow to Pro Forma Debt Service Ratio, is hereby amended by replacing the reference therein to the date "March 31, 1997" to "March 31, 1998."

         14. Amendment to Section 7.16(a)(i). Section 7.16(a)(i) is hereby deleted in its entirety and the following substituted in lieu thereof:

         "(i) Vendor Holdco may incur up to $400,000,000 in Vendor Debt, subject to the terms of the Vendor Loan Agreement, the Intercreditor Agreement or any other intercreditor agreement in form and substance acceptable to the Majority Lenders, which Vendor Debt may be secured by the stock and assets of Vendor Holdco; and"

         15. Consent to Merger. The Administrative Agent on behalf of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent, and the Lenders hereby consent to the merger of the Borrower into a wholly-owned Subsidiary of the Borrower, incorporated in the State of Washington, to be completed on or before September 1, 1996, with such Subsidiary to be the surviving corporation of such merger, so long as the Administrative Agent shall have received, on or before the effective date of such merger, (a) a certificate of the Borrower and such Subsidiary, certifying (i) as to the agreement and plan of merger of the Borrower and such Subsidiary, (ii) that such Subsidiary shall be responsible for all of the obligations of the Borrower under the Loan Agreement and the other Loan Documents, and (iii) that no Default shall then exist, both before and after giving effect to such merger, and (b) such other opinions of counsel, certificates, documents and instruments as the Administrative Agent may reasonably request.

         16. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent, and the Lenders as follows:

                  (a) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

                  (b)      The Borrower has the corporate power and authority
(i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

                  (d) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or the provision of any Applicable Law or any material indenture, agreement, or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

         17. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

                  (a) the truth and accuracy of the representations and warranties contained in Section 16 hereof; and

                  (b) the receipt by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent, and the Lenders of a signed opinion of counsel to the Borrower in form and substance satisfactory to the Administrative Agent and its special counsel;

                  (c) the receipt by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent, and the Lenders of an incumbency certificate with respect to the officers of the Borrower signing this Amendment on behalf of the Borrower, in form and substance satisfactory to the Administrative Agent and its special counsel;

                  (d) the receipt by the Administrative Agent, on behalf of the Lenders, of an amendment fee equal to 3/8% of the Commitment (such amount to be allocated among the Lenders in accordance with their respective Commitment Ratios); and

                  (e) the receipt by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

         18. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         19. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

         20. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 17 above, this Amendment shall be effective as of the date first set forth above.

         21. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

         22. No Other Amendment or Waiver; Proviso. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The amendments agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent, and the Lenders at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, and the other Loan Documents in the future. Notwithstanding the foregoing, this Amendment is being executed and delivered in connection with and immediately prior to a proposed amendment and restatement of the Loan Agreement. As of the effective date of this Amendment, each of the Lenders (as well as the Managing Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent) have issued their respective commitment letters to such amended and restated Loan Agreement and the terms and provisions thereof, as set forth in summary form in a certain Term Sheet dated as of March 27, 1996, a copy of which is attached to this Amendment. By signing this Amendment, each of the parties to this Amendment and to the Agreement acknowledge and agree (i) the amended and restated Loan Agreement will contain provisions for additional loans in the aggregate amount of $200,000,000, (denominated as Facility B, and having the terms and conditions described, in the Term Sheet) and, in addition, each of the Lenders agrees that such amended and restated Loan Agreement will contain a provision permitting the Borrower to incur additional indebtedness in the aggregate amount of $250,000,000 (denominated as Facility C in the Term Sheet), such Facility C to be secured pari passu with the Loans and Facility B, to be offered pro rata to the existing Lenders and the terms of which will be no more favorable to the Facility C lenders, than to the other Lenders. The terms and conditions of Facility C loans shall be subject to the prior consent of the Majority Lenders.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 17 hereof.

BORROWER:                            WESTERN WIRELESS CORPORATION, A
                                     DELAWARE CORPORATION

                                     By: /s/
                                         ___________________________
                                     Title:_________________________
                                     Attest: /s/
                                             _______________________
                                     Title:_________________________

ADMINISTRATIVE AGENT:                TORONTO DOMINION (TEXAS), INC.

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

DOCUMENTATION AGENT:                 BZW

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

SYNDICATION AGENT:                   J.P. MORGAN SECURITIES INC.

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

MANAGING AGENTS:                     THE TORONTO-DOMINION BANK

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     BARCLAYS BANK PLC

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

AGENTS:                                 CHEMICAL BANK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     CIBC INC.

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     FLEET NATIONAL BANK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     PNC BANK, NATIONAL ASSOCIATION

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     SOCIETE GENERALE

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

CO-AGENTS:                           UNION BANK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     CORESTATES BANK, N.A.

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     BANK OF HAWAII

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     PEARL STREET L.P.

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     CREDIT LYONNAIS CAYMAN ISLANDS
                                          BRANCH

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     NTFC CAPITAL CORPORATION

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

LENDERS:                             TORONTO DOMINION (TEXAS), INC.

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     BARCLAYS BANK PLC

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     CHEMICAL BANK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                    CIBC INC.

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     FLEET NATIONAL BANK

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     By: /s/
                                        ____________________________
                                     Title:_________________________

                                     INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                     By: /s/
                                         ____________________________

                                     Title:_________________________


                                     PNC BANK, NATIONAL ASSOCIATION

                                     By: /s/
                                         ____________________________
                                     Title:_________________________


                                     SOCIETE GENERALE

                                     By: /s/
                                         ____________________________

                                     Title:_________________________


                                     BANK OF HAWAII

                                     By: /s/
                                         ____________________________

                                     Title:_________________________


                                     CORESTATES BANK, N.A.

                                     By: /s/
                                         ____________________________

                                     Title:_________________________


                                     CREDIT LYONNAIS CAYMAN ISLAND
                                     BRANCH

                                     By: /s/
                                         ____________________________

                                     Title:_________________________


                                     PEARL STREET L.P.

                                     By: /s/
                                         ____________________________

                                     Title:_________________________

                                     NTFC CAPITAL CORPORATION

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     BANK OF AMERICA NW, N.A., DOING
                                     BUSINESS AS SEAFIRST, SUCCESSOR BY
                                     NAME CHANGE TO SEATTLE FIRST
                                     NATIONAL BANK

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     UNION BANK

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LIMITED

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     ABN AMRO BANK N.V., SEATTLE BRANCH

                                     By: ABN AMRO NORTH AMERICA, INC.,
                                         as Agent

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     By: /s/
                                         ____________________________

                                     Title:__________________________


                                     BANK OF MONTREAL

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     NATIONSBANK OF TEXAS, N.A.

                                     By: /s/
                                         ___________________________

                                     Title:_________________________

                                     THE ROYAL BANK OF SCOTLAND PLC

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     STATE STREET BANK AND TRUST COMPANY

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     THE SUMITOMO TRUST & BANKING CO.,
                                     LTD., NEW YORK BRANCH

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     FIRST UNION NATIONAL BANK OF NORTH
                                     CAROLINA

                                     By: /s/
                                        ____________________________

                                     Title:_________________________


                                     MERITA BANK LTD

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     U.S. BANK OF WASHINGTON, N.A.

                                     By: /s/
                                         ___________________________

                                     Title:_________________________


                                     BANK OF AMERICA, NT & SA

                                     By: /s/
                                         ___________________________

                                     Title:_________________________

                                     THE FUJI BANK LIMITED, LOS ANGELES
                                     AGENCY

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     THE BANK OF CALIFORNIA, N.A.

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     SILICON VALLEY BANK

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     BANQUE NATIONALE DE PARIS

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     VAN KAMPEN AMERICAN CAPITAL PRIME
                                     RATE INCOME TRUST

                                     By: /s/
                                         ___________________________
                                     Title:_________________________

                                     SKANDINAVISKA ENSKILDA BANKEN
                                     CORPORATION

                                     By: /s/
                                         ___________________________
                                     Title:_________________________